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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                     SEPTEMBER 26, 2002 (SEPTEMBER 25, 2002)
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                                 PHH CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           COMMISSION FILE NO. 1-7797

                   MARYLAND                                    52-0551284
         (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
       OF INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NUMBER)


                1 CAMPUS DRIVE
            PARSIPPANY, NEW JERSEY                                 07054
        (ADDRESS OF PRINCIPAL EXECUTIVE                         (ZIP CODE)
                    OFFICE)



                                 (973) 428-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

         EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "PHH", "WE", "OUR", OR "US" MEANS PHH CORPORATION, A MARYLAND CORPORATION, AND ITS SUBSIDIARIES.

We have determined that our net income will be reduced by approximately $175 million in third quarter 2002 due to a non-cash write-down of the carrying value of our mortgage servicing rights (MSR) asset, which is the capitalized value of expected future servicing income.

In the third quarter, a steep decline in the interest rates on ten-year Treasury Notes and 30-year mortgages has resulted in the lowest interest rate levels in 41 years. As a result, mortgage loan prepayments and refinancings by homeowners have increased to record levels. This rise in mortgage prepayments has, in turn, caused PHH to determine that its MSR asset will be reduced in accordance with generally accepted accounting principles (GAAP), which require a revaluation to the lower of cost or market value at the end of each quarter.

STATEMENTS ABOUT FUTURE RESULTS MADE IN THIS FORM 8-K CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS AND THE CURRENT ECONOMIC ENVIRONMENT. WE CAUTION THAT THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED IN THE FORWARD-LOOKING STATEMENTS. IMPORTANT ASSUMPTIONS AND OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS ARE SPECIFIED IN OUR FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2002.

SUCH FORWARD-LOOKING STATEMENTS INCLUDE PROJECTIONS. SUCH PROJECTIONS WERE NOT PREPARED IN ACCORDANCE WITH PUBLISHED GUIDELINES OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS OR THE SEC REGARDING PROJECTIONS AND FORECASTS, NOR HAVE SUCH PROJECTIONS BEEN AUDITED, EXAMINED OR OTHERWISE REVIEWED BY INDEPENDENT AUDITORS OF PHH OR ITS AFFILIATES. IN ADDITION, SUCH PROJECTIONS ARE BASED UPON MANY ESTIMATES AND ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF MANAGEMENT OF PHH AND ITS AFFILIATES. ACCORDINGLY, ACTUAL RESULTS MAY BE MATERIALLY HIGHER OR LOWER THAN PROJECTED. THE INCLUSION OF SUCH PROJECTIONS HEREIN SHOULD NOT BE REGARDED AS A REPRESENTATION BY PHH OR ITS AFFILIATES THAT THE PROJECTIONS WILL PROVE TO BE CORRECT.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PHH CORPORATION



                                            BY: /s/  ERIC BOCK
                                                -------------------------------
                                                Eric J. Bock
                                                Executive Vice President - Law
                                                and Corporate Secretary

Date: September 26, 2002